PROSPECTUS                                                OCTOBER 1, 1997
THE DREYFUS THIRD CENTURY FUND, INC.
        THE DREYFUS THIRD CENTURY FUND, INC. (THE "FUND") - CREATED TO MARK THE ENTRY OF THE UNITED STATES INTO THE THIRD CENTURY OF ITS POLITICAL EXISTENCE - IS AN OPEN-END, DIVERSIFIED, MANAGEMENT INVESTMENT COMPANY,
KNOWN AS A MUTUAL FUND. THE FUND'S PRIMARY GOAL IS TO PROVIDE CAPITAL GROWTH. CURRENT INCOME IS A SECONDARY GOAL.
        THE FUND INVESTS PRINCIPALLY IN COMMON STOCKS, OR SECURITIES CONVERTIBLE INTO COMMON STOCK, OF COMPANIES WHICH, IN THE OPINION OF THE FUND'S MANAGEMENT, NOT ONLY MEET TRADITIONAL INVESTMENT STANDARDS, BUT ALSO SHOW EVIDENCE THAT THEY CONDUCT THEIR BUSINESS IN A MANNER THAT CONTRIBUTES TO THE ENHANCEMENT OF THE QUALITY OF LIFE IN AMERICA.
        YOU CAN INVEST, REINVEST OR REDEEM SHARES AT ANY TIME WITHOUT CHARGE OR PENALTY. YOU CAN PURCHASE OR REDEEM SHARES BY TELEPHONE USING DREYFUS TELETRANSFER.
        THE DREYFUS CORPORATION ("DREYFUS") SERVES AS THE FUND'S INVESTMENT ADVISER. NCM CAPITAL MANAGEMENT GROUP, INC. ("NCM") SERVES AS THE FUND'S SUB-INVESTMENT ADVISER AND PROVIDES DAY-TO-DAY MANAGEMENT OF THE FUND'S PORTFOLIO.
        THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND THAT YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
        THE STATEMENT OF ADDITIONAL INFORMATION, DATED OCTOBER 1, 1997, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE (HTTP://WWW.SEC.GOV) THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING THE FUND. FOR A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-645-6561. WHEN TELEPHONING, ASK FOR OPERATOR 144.
        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. THE NET ASSET VALUE OF FUNDS OF THIS TYPE WILL FLUCTUATE FROM TIME TO TIME.

TABLE OF CONTENTS
                                                  PAGE                                                    PAGE
ANNUAL FUND OPERATING EXPENSES .....              3         HOW TO REDEEM SHARES............              14
CONDENSED FINANCIAL INFORMATION.....              3         SHAREHOLDER SERVICES PLAN.......              16
DESCRIPTION OF THE FUND.............              4         DIVIDENDS, DISTRIBUTIONS AND TAXES            16
MANAGEMENT OF THE FUND..............              7         PERFORMANCE INFORMATION.........              17
HOW TO BUY SHARES...................              9         GENERAL INFORMATION.............              18
SHAREHOLDER SERVICES................              11

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  [Page 1]

[This Page Intentionally Left Blank]
  [Page 2]

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average daily net assets)
    Management Fees.............................................................................                .75%
    Other Expenses .............................................................................                .28%
    Total Fund Operating Expenses...............................................................                1.03%

EXAMPLE:                                           1 YEAR      3 YEARS         5 YEARS        10 YEARS
    You would pay the following expenses on
    a $1,000 investment, assuming (1) 5%
    annual return and (2) redemption at the
    end of each time period:                       $11            $33            $57           $126

        THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
        The purpose of the foregoing table is to assist you in understanding the various costs and expenses borne by the Fund and therefore indirectly by investors, the payment of which will reduce investors' annual return. The foregoing table does not reflect any fee waivers or expense reimbursement arrangements that may be in effect. You can purchase Fund shares without charge directly from the Fund's distributor; you may be charged a fee if you effect transactions in Fund shares through a securities dealer, bank or other financial institution. See "Management of the Fund," "How to Buy Shares," "How to Redeem Shares" and "Shareholder Services Plan."
CONDENSED FINANCIAL INFORMATION
        The information in the following table has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report thereon appears in the Statement of Additional Information. Further financial data and related notes are included in the Statement of Additional Information, available upon request.
FINANCIAL HIGHLIGHTS
        Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.

                                                                      Year Ended May 31,
                                        --------------------------------------------------------------------------------------
                                         1988     1989     1990     1991     1992     1993     1994     1995     1996     1997
                                          ---      ---      ---      ---      ---      ---      ---      ---      ---      ---
PER SHARE DATA:
  Net asset value, beginning of year    $7.73    $5.76    $6.33    $7.01    $7.79    $7.80    $8.48    $7.80    $7.45    $9.25
                                          ---      ---      ---      ---      ---      ---      ---      ---      ---      ---
  INVESTMENT OPERATIONS:
  Investment income-net....               .19      .29      .21      .06      .05      .04      .05      .07      .03      .02
  Net realized and unrealized gain (loss)
  on investments...........              (.53)     .84      .84     1.07      .26      .74     (.08)     .65     2.39     2.16
                                          ---      ---      ---      ---      ---      ---      ---      ---      ---      ---
  TOTAL FROM INVESTMENT OPERATIONS       (.34)    1.13     1.05     1.13      .31      .78     (.03)     .72     2.42     2.18
                                          ---      ---      ---      ---      ---      ---      ---      ---      ---      ---
  DISTRIBUTIONS:
  Dividends from investment income-net   (.36)    (.30)    (.18)    (.12)    (.08)    (.05)    (.04)    (.07)    (.05)    (.02)
  Dividends from net realized gain on
  investments..............             (1.27)    (.26)    (.19)    (.23)    (.22)    (.05)    (.61)   (1.00)    (.57)   (1.40)
                                          ---      ---      ---      ---      ---      ---      ---      ---      ---      ---
  TOTAL DISTRIBUTIONS......             (1.63)    (.56)    (.37)    (.35)    (.30)    (.10)    (.65)   (1.07)    (.62)   (1.42)
                                          ---      ---      ---      ---      ---      ---      ---      ---      ---      ---
  Net asset value, end of year          $5.76    $6.33    $7.01    $7.79    $7.80    $8.48    $7.80    $7.45    $9.25   $10.01
                                          ===      ===      ===      ===      ===      ===      ===      ===      ===      ===
TOTAL INVESTMENT RETURN                 (3.92%)  20.54%   17.26%   17.19%    3.92%   10.02%    (.63%)  11.81%   33.63%   25.70%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to
    average net assets                   1.02%    1.04%    1.05%    1.04%    1.08%    1.11%    1.17%    1.12%    1.11%    1.03%
  Ratio of net investment income to average
  net assets...............              2.94%    4.71%    3.19%    1.10%     .83%     .48%     .52%     .93%     .36%     .22%
  Portfolio Turnover Rate..             36.76%   52.82%  162.82%   72.57%   47.92%   67.30%   71.70%  133.54%   92.08%   66.52%
  Average Commission Rate Paid*             -        -        -        -        -        -        -        -        -   $.0616
  Net Assets, end of year
                 (000's Omitted)     $152,533 $168,579 $195,658 $266,126 $443,533 $526,335 $390,340 $368,833 $473,452.$677,084
*For fiscal years beginning June 1, 1996, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

  [Page 3]
        Further information about the Fund's performance is contained in the Fund's annual report, which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.

Debt Outstanding
                                                                                           YEAR ENDED MAY 31, 1997(1)
                                                                                            ----------------------------
PER SHARE DATA:
    Amount of debt outstanding at
    end of year (in thousands)...................................................                      -
    Average amount of debt outstanding
    throughout year (in thousands)(2)............................................                     $118
    Average number of shares outstanding
    throughout year (in thousands)(3)............................................                    57,598
    Average amount of debt per
    share throughout year........................................................           Less than $0.01 per share
(1)  At May 31, 1996, the Fund had no outstanding debt.
(2)  Based upon daily outstanding borrowings.
(3)  Based upon month-end balances.

DESCRIPTION OF THE FUND
INVESTMENT OBJECTIVES - The Fund's primary goal is to provide capital growth through equity investment in companies that, in the opinion of the Fund's management, not only meet traditional investment standards but which also show evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America. Current income is secondary to the primary goal. There can be no assurances that the Fund's investment objectives will be achieved.
SPECIAL CONSIDERATIONS - TYPES OF COMPANIES SOUGHT FOR INVESTMENT - To assess whether a company contributes to the enhancement of the quality of life in America, the Fund considers a company's record in the areas of (1) protection and improvement of the environment and the proper use of our natural resources, (2) occupational health and safety, (3) consumer protection and product safety, and (4) equal employment opportunity. Consistent with its consumer protection screen, the Fund will not purchase shares in a company which manufactures tobacco products. There are few generally accepted measures of achievement in these areas. The development of suitable measurement techniques, therefore, will be largely within the discretion and judgment of the management of the Fund. Management does not intend at present to evaluate in depth a company's activities not directly connected with the conduct of its business (such as participation in community improvement projects) or the secondary implications of corporate activities (for example, in examining banks, the business activities of their borrowers will not be evaluated).
        The Fund's special considerations tend to limit the availability of investment opportunities more than is customary with other investment companies, including those managed by Dreyfus. Management believes, however, that there are sufficient investment opportunities among companies which meet the Fund's special considerations to permit full investment, if management believes it desirable, in securities which meet the Fund's investment objective of capital growth through equity investment.
        The Fund's objectives and special considerations described above cannot be changed without approval by the holders of a majority, as defined in the Investment Company Act of 1940, as amended (the "Act"), of the Fund's outstanding voting shares.
        The Fund's Board of Directors may adopt additional criteria or restrictions governing the Fund's investments if the Board of Directors determines that the new criteria or restrictions are consistent with the Fund's objective of investing in a socially responsible manner, but the Board may not change the four existing special considerations described above without shareholder approval.

  [Page 4]
THE INVESTMENT SELECTION PROCESS - Potential investment portfolio selections (based on traditional investment considerations, including an opinion of the fundamental value of the security and other market factors) are designated to the Dreyfus research staff. The staff begins a process of searching publicly available information about the company to determine its record in the areas of special concern to the Fund. Researchers use commercially available computer data bases and reviews and evaluations published or made available by "watchdog" groups whose interests focus on one or more of the special areas, such as the environment, equal employment opportunity, product safety or occupational safety and health, as applicable. Additional data may be obtained, where practical, from local, state and federal agencies which maintain surveillance in certain areas of interest to the Fund and which provide this data to the public.
        If the initial evaluation reveals no negative pattern in the areas of special concern to the Fund, a company's securities are eligible for purchase. The research staff supplements this initial screening by asking the company to complete a questionnaire designed by the Fund to aid in the evaluation of the company's conduct in the areas of special concern. The examination of a company may also include personal interviews with company officials, inspection of facilities and other techniques that may be applicable to specific companies or industries.
        If it is determined at any stage that purchase or retention of the portfolio security is not consistent with the Fund's goal of investing in companies whose conduct contributes to the enhancement of the quality of life in America, the security will not be purchased or, if already purchased, will be sold as expeditiously as possible, consistent with the best interests of the Fund.
        The Board will review new portfolio acquisitions in light of the Fund's special concerns at their next regular meeting. While the Board of Directors will disqualify a company evidencing a pattern of conduct that is inconsistent with the Fund's special standards, the Board need not disqualify a company on the basis of incidents that, in the Board's judgment, do not reflect the company's policies and overall current level of performance in the areas of special concern to the Fund. The performance of companies in the areas of special concern are reviewed regularly to determine their continued eligibility.
MANAGEMENT POLICIES - Depending on market conditions, the Fund attempts to be fully invested in common stock, or securities convertible into common stock, which meet both traditional investment standards and the Fund's investment criteria described under "Types of Companies Sought for Investment."
        As a fundamental policy, the Fund is permitted to borrow to the extent permitted under the Act. However, the Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.
        The Fund may invest up to 15% of the value of its net assets in securities which are illiquid securities, provided such investments are consistent with the Fund's investment objective. Illiquid securities are securities which are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain options traded in the over-the-counter market and securities used to cover such options. Investment in illiquid securities subjects the Fund to the risk that it will not be able to sell such securities when it may be opportune to do so.
        During periods in which management believes adverse trends are occurring in the financial markets or the economy, the Fund may adopt a temporary defensive posture to preserve shareholders' capital by investing in U.S. Government securities, and also in corporate bonds, high grade commercial paper, repurchase agreements, time deposits, bank certificates of deposit, bankers' acceptances and other short-term bank obligations issued in this country as well as those issued in dollar denominations

  [Page 5]
by the foreign branches of U.S. banks, and cash or cash equivalents, without limit as to amount, as long as such investments are made in securities of eligible companies and domestic banks. When the Fund has adopted a temporary defensive posture, the entire portfolio can be so invested. During such periods, the Fund may not achieve its investment objectives.
        Repurchase agreements involve the acquisition by the Fund of an underlying debt instrument subject to an obligation of the seller to repurchase, and the Fund to resell, the instrument at a fixed price, usually not more than one week after its purchase. The Fund's custodian will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars or primary government securities dealers reporting to the Federal Reserve Bank of New York with respect to securities of the type in which the Fund may invest, and the Fund will require that additional securities be deposited with its custodian if the value of the securities purchased should decrease below resale price. Dreyfus will monitor on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by the Fund in connection with the sale of the securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, realization on the securities by the Fund may be delayed or limited. The Fund will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.
        Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.
        Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation.
        Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.
        To earn additional income on its portfolio, the Fund may write and sell covered call option contracts on securities it owns to the extent of 20% of the value of its net assets at the time such option contracts are written. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the exercise price at any time during the option period. A covered call option sold by the Fund, which is a call option on a security owned by the Fund, exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security which might otherwise have been sold to protect against depreciation in the market price of the security.
        A more detailed description of the securities in which the Fund may invest can be found in the Statement of Additional Information.
        The Fund may invest in companies with substantial overseas activities, but, at present, management will not examine corporate activities carried on outside the United States.
CERTAIN FUNDAMENTAL POLICIES - The Fund may (i) borrow money to the extent permitted under the Act, which currently limits borrowing to no more than 331/ 3% of the value of the Fund's total assets; (ii) invest up to 5% of the value of its total net assets in the securities of any one issuer (except securities of the U.S. Government or any instrumentality thereof); (iii) invest in companies having less
  [Page 6]
than three years continuous operating history (including that of predecessors) but only in an amount up to 5% of the value of its net assets; and (iv) invest up to 25% of the value of its total assets in any single industry. This paragraph describes fundamental policies of the Fund which cannot be changed without approval by the holders of a majority (as defined in the Act) of the Fund's outstanding voting shares. See "Investment Objectives and Management Policies-Investment Restrictions" in the Fund's Statement of Additional Information.
CERTAIN ADDITIONAL NON-FUNDAMENTAL POLICIES - The Fund may (i) pledge, hypothecate, mortgage or otherwise encumber its assets, but only to secure permitted borrowings; and (ii) invest up to 15% of the value of its net assets in repurchase agreements providing for settlement in more than seven days after notice and in other illiquid securities. See "Investment
Objectives and Management Policies - Investment Restrictions" in the Fund's Statement of Additional Information.
INVESTMENT CONSIDERATIONS - The Fund will not seek to realize profits by anticipating short-term market movements. When market conditions permit, the Fund generally intends to retain securities for at least the statutory long-term capital gain period. The annual portfolio turnover rate indicates the rate of change in the Fund's portfolio; for instance, a rate of 100% would result if all the securities in the portfolio at the beginning of an annual period had been replaced by the end of the period. While the rate of portfolio turnover will not be a limiting factor when management deems changes appropriate, it is anticipated that, in view of the Fund's investment objectives, its annual portfolio turnover rate generally should not exceed 75%. When extraordinary market conditions prevail, a higher turnover rate and increased brokerage expenses may be expected.
        Investment decisions for the Fund are made independently from those of other investment companies advised by Dreyfus. However, if such other investment companies are prepared to invest in, or desire to dispose of, securities of the type which the Fund invests in at the same time as the Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.
MANAGEMENT OF THE FUND
INVESTMENT ADVISER - Dreyfus, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser.
Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of July 31, 1997, Dreyfus managed or administered approximately $92 billion in assets for
1.7 million investor accounts nationwide.
        Dreyfus supervises and assists in the overall management of the Fund's affairs under a Management Agreement with the Fund, subject to the overall authority of the Fund's Board of Directors in accordance with Maryland law.

        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, Mellon managed approximately $286 billion in assets as of June 30, 1997, including $94 billion in mutual fund assets. As of June 30, 1997, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for approximately $1.306 trillion in assets including approximately $63 billion in mutual fund assets.

  [Page 7]
        Under the terms of the Management Agreement, the Fund has agreed to pay Dreyfus a fee, payable monthly, at the annual rate of .75 of 1% of the value of the Fund's average daily net assets. For the fiscal year ended
May 31, 1997, the Fund paid Dreyfus a management fee at the annual rate of .75 of 1% of the value of the Fund's average daily net assets.
        In allocating brokerage transactions, Dreyfus seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, Dreyfus may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, administered or advised by Dreyfus as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. See "Portfolio Transactions" in the Statement of Additional Information.
SUB-INVESTMENT ADVISER - NCM, located at 103 West Main Street, Durham, North Carolina 27705-3638, a registered investment adviser, serves as the Fund's sub-investment adviser. NCM was incorporated in 1986 and is one of the nation's largest minority-owned investment management firms. Prior to August 2, 1994, NCM had not advised a registered investment company. As of June 30, 1997, NCM managed or administered approximately $4.2 billion in assets.
        NCM, subject to the supervision and approval of Dreyfus, provides investment advisory assistance and the day-to-day management of the Fund's portfolio, as well as research and statistical information under an Amended and Restated Sub-Investment Advisory Agreement with Dreyfus dated April 22, 1996, subject to the overall authority of the Fund's Board of Directors in accordance with Maryland law. The Amended and Restated Sub-Investment Advisory Agreement contains a restriction on NCM's ability to act as the investment adviser or sub-investment adviser for other registered funds with socially responsible investment policies without the consent of Dreyfus or the Fund.
        Under the Amended and Restated Sub-Investment Advisory Agreement, Dreyfus has agreed to pay NCM an annual fee, payable monthly, as set forth below:

                                                                                           ANNUAL FEE AS A PERCENTAGE OF
                     TOTAL ASSETS                                                            AVERAGE DAILY NET ASSETS
                     0 to $400 million.............................                                 .10 of 1%
                     In excess of $400 million
                       to $500 million..............................................                .15 of 1%
                     In excess of $500 million
                        to $750 million..............................................               .20 of 1%
                     In excess of $750 million.....................                                 .25 of 1%

        For the fiscal year ended May 31, 1997, Dreyfus paid NCM pursuant to the Amended and Restated Sub-Investment Advisory Agreement a monthly fee at the effective aggregate annual rate of .12% of the value of the Fund's average daily net assets.
        The Fund's portfolio managers primarily responsible for management of the Fund's portfolio are Eric W. Steedman, with respect to the Fund's areas of special concern, and Maceo K. Sloan, with respect to selection of portfolio securities. Mr. Steedman has held that position since May 1, 1996 and has been employed by Dreyfus since January 1995. From June 1994 to December 1994, he was employed by the Council on Economic Priorities. Mr. Sloan has held his position with the Fund since August 1994 and has been employed by NCM since 1986. The Fund's other portfolio managers are identified under"Management of the Fund" in the Fund's Statement of Additional Information. Dreyfus also provides research services for the Fund as well as for other funds advised by Dreyfus through a professional staff of portfolio managers and security analysts.
EXPENSES - From time to time, Dreyfus may waive receipt of its fees and/or voluntarily assume certain expenses of the Fund, which would have the effect of lowering the overall expense ratio of the Fund and
  [Page 8]
increasing yield to investors at the time such amounts are waived or assumed, as the case may be. The Fund will not pay Dreyfus at a later time for any amounts it may waive, nor will the Fund reimburse Dreyfus for any amounts it may assume.
        Dreyfus may pay the Fund's distributor for shareholder services from Dreyfus' own assets, including past profits but not including the management fee paid by the Fund. The Fund's distributor may use part or all of such payments to pay securities dealers or others in respect of these services. DISTRIBUTOR - The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc. CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT - Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, P.A. 15258, is the Custodian of the Fund's investments. Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent").
HOW TO BUY SHARES
        Fund shares are sold without a sales charge if you purchase them directly from the Distributor; you may be charged a fee if you effect transactions in shares of the Fund through a securities dealer, bank or other financial institution. Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order.
        The minimum initial investment is $2,500, or $1,000 if you are a client of a securities dealer, investment adviser or bank which maintains an omnibus account in the Fund and has made an aggregate minimum initial purchase for its customers of $2,500, or $750 if the investment is for Dreyfus sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant. Subsequent investments normally must be at least $100, although there is no minimum for retirement plans. The initial investment must be accompanied by the Fund's Account Application. The Fund reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and in a form acceptable to the Fund. For full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries, directors of Dreyfus, Board members of a fund advised by Dreyfus, including members of the Fund's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund account, the minimum initial investment is $50. Fund shares also are offered without regard to the minimum initial investment requirements through Dreyfus-AUTOMATIC Asset BuilderRegistration Mark, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market. The Fund reserves the right to vary further the initial and subsequent investment minimum requirement at any time.
        You may purchase Fund shares by check or wire, or through the Dreyfus TELETRANSFER Privilege described below. Checks should be made payable to "The Dreyfus Family of Funds," or, if for Dreyfus retirement plan accounts, to "The Dreyfus Trust Company, Custodian." Payments to open new accounts which are mailed should be sent to The Dreyfus Family of Funds, P.O. Box 9387, Providence, Rhode Island 02940-9387, together with your Account Application. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed and sent to The Dreyfus
Family of Funds, P.O. Box 105, Newark, New Jersey 07101-0105.

  [Page 9]
For Dreyfus retirement plan accounts, both initial and subsequent investments should be sent to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Neither initial nor subsequent investments should be made by third party check. Purchase orders may be delivered in person only to a Dreyfus Financial Center. THESE ORDERS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information."
        Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York, DDA #8900051787/The Dreyfus Third Century Fund, Inc. for purchase of Fund shares in your name. The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, please call 1-800-645-6561 after completing your wire payment to obtain your Fund account number. Please include your Fund account number on the Fund's Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.
        Subsequent investments may also be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. You must direct the institution to transmit immediately available funds through the Automated Clearing House to The Bank of New York with instructions to credit your Fund account. The instructions must specify your Fund account registration, and your Fund account number PRECEDED BY THE DIGITS "1111."
        If an order is received in proper form by the Transfer Agent by the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on a business day, Fund shares will be purchased at the net asset value determined as of the close of trading on that day. Otherwise, Fund shares will be purchased at the next determined net asset value.
        The Distributor may pay dealers a fee of up to .5% of the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 U.S.-based employees eligible for participation in such plans or programs, or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds one million dollars. All present holdings of shares of funds in the Dreyfus Family of Funds by such employee benefit plans or programs will be aggregated to determine the fee payable with respect to each such purchase of Fund shares. The Distributor reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.
        Fund shares are sold on a continuous basis. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day that the New York Stock Exchange is open for business. For purposes of determining net asset value per share, options will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares outstanding.

  [Page 10]
        The Fund's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the Board of Directors. For further information regarding the method employed in valuing Fund investments, see "Determination of Net Asset Value" in the Fund's Statement of Additional Information.
        Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Fund's Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").
DREYFUS TELETRANSFER PRIVILEGE - You may purchase Fund shares (minimum of $500, maximum of $150,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.
        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER purchase by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452.
SHAREHOLDER SERVICES
FUND EXCHANGES - You may purchase, in exchange for shares of the Fund, shares of certain other funds managed or administered by Dreyfus, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you. If you desire to use this service, please call 1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use.
        To request an exchange, you must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. Except in the case of personal retirement plans, the shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a current value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this Privilege. The Telephone Exchange Privilege may be established for an existing account by written request, signed by all shareholders on the account, by a separate signed Shareholder Services Form, available by calling 1-800-645-6561 or, by oral request from any of the authorized signatories on the account, by calling 1-800-645-6561. If you have established the Telephone Exchange Privilege, you may telephone exchange instructions (including over The Dreyfus Touch Registration Mark automated telephone system) by calling 1-800-645-6561.
If you are calling from overseas, call 516-794-5452. See "How to Redeem Fund Shares-Procedures." Upon an exchange into a new account, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made:
Telephone Exchange Privilege, Wire Redemption Privilege, Telephone Redemption Privilege, TELETRANSFER Privilege, and the dividend/capital gain distribution option (except for Dreyfus Dividend Sweep) selected by the investor.
        Shares will be exchanged at the next determined net asset value; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. If you are exchanging into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares from which you are exchanging or transferring were: (a) pur

  [Page 11]
chased with a sales load, (b) acquired by a previous exchange or transfer from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or distributions paid with respect to the foregoing categories of shares. To qualify, at the time of your exchange or transfer you must notify the Transfer Agent. Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Shareholder Services" in the Statement of Additional Information. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission. The Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges may be modified or terminated upon notice to shareholders.
        The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder, and an exchanging shareholder, therefore, may realize a taxable gain or loss.
DREYFUS AUTO-EXCHANGE PRIVILEGE - Dreyfus Auto-Exchange Privilege enables you to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, in shares of certain other funds in The Dreyfus Family of Funds of which you are currently an investor. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule you have selected. Shares will be exchanged at the then-current net asset value; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. See "Shareholder Services" in the Statement of Additional Information. The right to exercise this Privilege may be modified or cancelled by the Fund or the Transfer Agent. You may modify or cancel your exercise of this Privilege at any time by writing to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. The Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss. For more information concerning this Privilege and the funds in the Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain a Dreyfus Auto-Exchange Authorization Form, please call toll free 1-800-645-6561.
DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark - Dreyfus-AUTOMATIC Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.
At your option, the bank account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. To establish a Dreyfus-AUTOMATIC Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-645-6561.
You may cancel this Privilege or change the amount of purchase at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427, and the notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.
DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE - Dreyfus Government Direct
Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by
  [Page 12]
having Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. To enroll in Dreyfus Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege. The appropriate form may be obtained by calling 1-800-645-6561. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency.
Further, the Fund may terminate your participation upon 30 days' notice to you.
DREYFUS DIVIDEND OPTIONS - Dreyfus Dividend Sweep enables you to invest automatically dividends or dividends and capital gain distributions, if any, paid by the Fund in shares of another fund in the Dreyfus Family of Funds of which you are a shareholder. Shares of the other fund will be purchased at the then-current net asset value; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load.
If you are investing in a fund that charges a contingent deferred sales charge, the shares purchased will be subject upon redemption to the contingent deferred sales charge, if any, applicable to the purchased shares. See "Shareholder Services" in the Statement of Additional Information.
Dreyfus Dividend ACH permits you to transfer electronically your dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Banks may charge a fee for this service.
        For more information concerning these privileges, or to request a Dividend Options Form, please call toll free 1-800-645-6561. You may cancel these privileges by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. To select a new fund after cancellation, you must submit a new Dividend Options Form. Enrollment in or cancellation of these privileges is effective three business days following receipt. These privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dreyfus Dividend Sweep. The Fund may modify or terminate these privileges at any time or charge a service fee. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans are not eligible for Dreyfus Dividend Sweep.
DREYFUS PAYROLL SAVINGS PLAN - Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the Automated Clearing House at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. Your employer must complete the reverse side of the form and return it to The Dreyfus
Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. You may obtain the necessary authorization form by calling 1-800-645-6561. You may change the amount of purchase or cancel the authorization only by written notification to your employer. It is the sole responsibility of your employer, not the Distributor, Dreyfus, the Fund, the Transfer Agent or any other person, to arrange for transactions under the Dreyfus Payroll Savings Plan. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.
DREYFUS STEP PROGRAM - The Dreyfus Step Program enables you to purchase Fund shares without regard to the Fund's minimum initial investment requirements through Dreyfus-Automatic Asset BuilderRegistration Mark, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus Step Program account, you must supply the necessary information on the Fund's Account Application and file the required authorization form(s) with the Transfer Agent. For more information

  [Page 13]
concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620. You may terminate your participation in this Program at any time by discontinuing your participation in Dreyfus-Automatic Asset BuilderRegistration Mark, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). The Fund reserves the right to redeem your account if you have terminated your participation in the Program and your account's net asset value is $500 or less. See "How to Redeem Fund Shares." The Fund may modify or terminate this Program at any time. Investors who wish to purchase Fund shares through the Dreyfus Step Program in conjunction with a Dreyfus-sponsored retirement plan may do so only for IRAs, SEP-IRAs and IRA "Rollover Accounts."
AUTOMATIC WITHDRAWAL PLAN - The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. An application for the Automatic Withdrawal Plan can be obtained by calling 1-800-645-6561. The Automatic Withdrawal Plan may be ended at any time by you, the Fund or the Transfer Agent. Shares for which stock certificates have been issued may not be redeemed through this Plan.
        You may make additional investments in Fund shares while an Automatic Withdrawal Plan is in effect.
RETIREMENT PLANS - The Fund offers a variety of pension and profit-sharing plans, including Keogh Plans, IRAs, SEP-IRAs and IRA "Rollover Accounts," 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services are also available. You can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs and IRA "Rollover Accounts," please call 1-800-645-6561; for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880.

HOW TO REDEEM SHARES
GENERAL - You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Fund will redeem the shares at the next determined net asset value.
        The Fund imposes no charges when shares are redeemed directly through the Distributor. Securities dealers, banks and other financial institutions may charge a fee for effecting redemptions of Fund shares. Any stock certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then-current net asset value.
        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK, BY DREYFUS TELETRANSFER PRIVILEGE OR THROUGH DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK, DREYFUS TELETRANSFER PURCHASE OR DREYFUS-AUTOMATIC ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL REJECT REQUESTS TO REDEEM SHARES BY WIRE OR TELEPHONE OR PURSUANT TO THE DREYFUS TELETRANSFER PRIVILEGE, FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK, THE DREYFUS TELETRANSFER PURCHASE OR THE DREYFUS-AUTOMATIC ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.
  [Page 14]
        The Fund reserves the right to redeem your account at its option upon not less than 30 days' written notice if your account's net asset value has been reduced to $500 or less and remains so during the notice period. PROCEDURES - You may redeem shares by using the regular redemption procedure through the Transfer Agent, or through the Telephone Redemption Privilege which is granted automatically unless you specifically refuse it by checking the applicable "No" box on the Account Application. The Telephone Redemption Privilege may be established for an existing account by a separate signed Shareholder Services Form or by oral request from any of the authorized signatories on the account by calling 1-800-645-6561. You also may redeem shares through the Wire Redemption Privilege, or the Dreyfus TELETRANSFER Privilege, if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities. The Fund reserves the right to refuse any request made by wire or telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate any redemption Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for the Wire Redemption, Telephone Redemption or Dreyfus TELETRANSFER Privilege.
        The Telephone Redemption Privilege or Telephone Exchange Privilege authorizes the Transfer Agent to act on telephone instructions (including over The Dreyfus TouchRegistration Mark automated telephone system) from any person representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.
        During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or exchange of Fund shares. In such cases, investors should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, the Fund's net asset value may fluctuate.
REGULAR REDEMPTION - Under the regular redemption procedure, you may redeem your shares by written request mailed to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, or if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Redemption requests may be delivered in person only to a Dreyfus Financial Center. THESE REQUESTS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREOF. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information."
        Redemption requests must be signed by each shareholder, including each owner of a joint account and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. If you have any questions, please call one of the telephone numbers listed under "General Information."


  [Page 15]
        Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.
WIRE REDEMPTION PRIVILEGE - You may request by wire, telephone or letter that redemption proceeds (minimum $1,000) be wired to your account at a bank which is a member of the Federal Reserve System, or a correspondent bank if your bank is not a member. Holders of jointly registered Fund or bank accounts may have redemption proceeds of not more than $250,000 wired within any 30-day period. You may telephone redemption requests by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. The Statement of Additional Information sets forth instructions for transmitting redemption requests by wire.
TELEPHONE REDEMPTION PRIVILEGE - You may request by telephone that redemption proceeds (maximum $150,000 per day) be paid by check and mailed to your address. You may telephone redemption instructions by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. The Telephone Redemption Privilege is granted automatically unless you refuse it. DREYFUS TELETRANSFER PRIVILEGE - You may request by telephone that redemption proceeds (minimum $500 per day) be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be designated. Redemption proceeds will be on deposit in your account at an Automated Clearing House member bank ordinarily two days after receipt of the redemption request. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TeleTransfer Privilege for transfer to their bank account not more than $250,000 within any 30-day period.
        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER redemption of Fund shares by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. SHAREHOLDER SERVICES PLAN
        The Fund has adopted a Shareholder Services Plan pursuant to which the Fund reimburses Dreyfus Service Corporation, a subsidiary of Dreyfus, an amount not to exceed an annual rate of .25 of 1% of the value of the average daily net assets of the Fund's shares for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.
DIVIDENDS, DISTRIBUTIONS AND TAXES
        The Fund ordinarily pays dividends from net investment income and makes distributions from net realized securities gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the Act. The Fund will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. You may choose whether to receive dividends and distributions in cash or to reinvest in additional Fund shares at net asset value. All expenses are accrued daily and deducted before the declaration of dividends to investors.
        Dividends paid by the Fund derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of gains realized from the sale or other disposition of certain market discount bonds, will be taxable to U.S. shareholders as ordinary income whether or not reinvested. Distributions from net realized long-term securities gains of the Fund will be taxable to U.S. shareholders as long-term capital gains, regardless of how long shareholders have held their Fund shares and whether such distributions are received in cash or reinvest
  [Page 16]
ed in Fund shares. The Code provides that an individual generally will be taxed on the net amount of his or her capital gain at a maximum rate of 28% with respect to capital gain from property held for more than one year but not more than 18 months and at a maximum rate of 20% with respect to capital gain from property held for more than 18 months. Special rules (and generally lower maximum rates) apply for individuals in lower tax brackets. Dividends and distributions may be subject to state and local taxes.
        Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of gains realized from the sale or other disposition of certain market discount bonds, paid by the Fund to a foreign investor generally are subject to U.S. nonresident withholding taxes of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by the Fund to a foreign investor as well as the proceeds of any redemptions from a foreign investor's account, regardless of the extent to which gain or loss may be realized, generally will not be subject to any U.S. nonresident withholding tax. However, such distributions and redemption proceeds may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.
        Notice as to the tax status of your dividends and distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and distributions from securities gains, if any, paid during the year.
        Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, distributions from net realized securities gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder of the Fund if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.
        A TIN is either the Social Security number, IRS individual taxpayer identification number, or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.
        Management of the Fund believes that the Fund has qualified for the fiscal year ended May 31, 1997 as a "regulated investment company" under the Code. The Fund intends to continue to so qualify so long as such qualification is in the best interests of its shareholders. Such qualification relieves the Fund of any liability for Federal income taxes to the extent its net investment income and realized capital gains are distributed in accordance with the applicable provisions of the Code. The Fund is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.
        You should consult your tax adviser regarding specific questions as to Federal, state and local taxes.
PERFORMANCE INFORMATION
        For purposes of advertising, performance will be calculated on the basis of average annual total return and/or total return.
        Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in the Fund was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the

  [Page 17]
period. Advertisements of the Fund's performance will include the Fund's average annual total return for one, five and ten year periods.
        Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return.
        Performance will vary from time to time and past results are not necessarily representative of future results. You should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.
        Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., Dow Jones Industrial Average, Standard & Poor's 500 Composite Stock Price Index, Morningstar, Inc. or other industry publications.
GENERAL INFORMATION
        The Fund was incorporated under Delaware law on May 6, 1971 and began operations on March 29, 1972. On July 30, 1982, the Fund changed its state of incorporation to Maryland. In April 1996, at a meeting of shareholders of the Fund, shareholders approved changes in the Fund's fundamental policies and investment restrictions and an Amended and Restated Sub-Investment Advisory Agreement between Dreyfus and NCM.
        The Fund is authorized to issue 150 million shares of Common Stock, par value $.331/3 per share. Each share has one vote, has equal voting, redemption, dividend and liquidation rights, and, when issued in accordance with the terms of this offering, is fully-paid and non-assessable. Shares are freely transferable and are redeemable at net asset value, at the option of the shareholder.
        Unless otherwise required by the Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Directors or the appointment of auditors. However, pursuant to the Fund's By-Laws, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for the purpose of removing a Director from office and the holders of at least 25% of such shares may require the Fund to hold a special meeting of shareholders for any other purpose. Fund shareholders may remove a Director by the affirmative vote of a majority of the Fund's outstanding voting shares. In addition, the Board of Directors will call a meeting of shareholders for the purpose of electing Directors if, at any time, less than a majority of the Directors holding office at the time were elected by shareholders.
        The Transfer Agent maintains a record of each shareholder's ownership and will send confirmations and statements of account to each shareholder.


  [Page 18]
#
        Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll free 1-800-645-6561. In New York City, call
718-895-1206; outside the U.S. call 516-794-5452.
        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

  [Page 19]
#
The Dreyfus
Third Century
Fund, Inc.
Prospectus
Registration Mark
Copy Rights 1997 Dreyfus Service Corporation
                                           B035p1097
This Prospectus is Printed on Recycled Paper.
  [Page 20]